UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2003

ANDREA ELECTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

45 Melville Park Road, Melville, New York 11747

(Address of principal executive offices and zip code)

(631) 719-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

On April 11, 2003, Andrea Electronics Corporation (the “Company”) completed the sale of substantially all of the assets and liabilities of the Andrea Aircraft Communications Products division to Andrea Systems, LLC for approximately $3.8 million. The Company received $2.5 million in cash, and approximately $1.3 million in notes which are payable in equal installments over the succeeding eleven month period. The Aircraft Communications Products division is engaged in the manufacture and sale of intercommunications systems and amplifiers primarily used on legacy military aircraft. The consideration for the sale was determined through arms-length negotiations between the Company and Andrea Systems, LLC. Andrea Systems, LLC is a new entity that was established by a group of private investors. As part of the sale, the Company entered into a one-year transition services agreement with Andrea Systems, LLC pursuant to which the Company will receive approximately $307,000.

The terms of the transaction as well as a description of the assets and liabilities sold are more fully explained in the Asset Purchase Agreement, among Andrea Electronics Corporation and Andrea Systems, LLC, dated April 1, 2003, a copy of which has previously been filed with the Securities and Exchange Commission.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Form Financial Information
		Page No.

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002	5

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002	6

•	Notes to Unaudited Condensed Consolidated Balance Sheet and Statement of Operations	7

(c)	Exhibits

Number	Description
2.1	Asset Purchase Agreement, dated April 1, 2003. (Incorporated herein by reference to Exhibit 10.13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.)

Andrea Electronics Corporation and Subsidiaries

Introduction to the Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements of Andrea Electronics Corporation (“Andrea”) adjust the historical financial statements of Andrea to give pro forma effect of the sale of the assets and liabilities of the Andrea Aircraft Communications Products division, which was substantially comprised of net inventories and receivables.

On April 11, 2003, Andrea completed the sale of substantially all of the assets and liabilities of the Andrea Aircraft Communications Products division to Andrea Systems, LLC for approximately $3.8 million. Andrea received $2.5 million in cash, and approximately $1.3 million in notes which are payable in equal installments over the succeeding eleven month period. The Aircraft Communications Products division is engaged in the manufacture and sale of intercommunications systems and amplifiers primarily used on legacy military aircraft.

The unaudited pro forma consolidated statement of operations has been prepared as if the transaction occurred on January 1, 2002, the first day of Andrea’s fiscal year ended December 31, 2002. The unaudited pro forma consolidated balance sheet has been prepared as if the transaction occurred on December 31, 2002.

The unaudited pro forma statements for the period presented do not purport to represent what Andrea’s results of operations or financial position would actually have been had the transaction occurred on the dates noted above, or to project Andrea’s results of operations for any future periods. The pro forma adjustments are based on available information, including estimates. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto of Andrea included in the Annual Report filed on Form 10-K for the year ended December 31, 2002.

Andrea Electronics Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2002

(Unaudited)

	Pro Forma Adjustments
	Historical	Sale Transaction (a)	Other		Pro Forma
Net Product Revenues	$6,289,315	$(3,308,021)	$—		$2,981,294
License Revenues	953,356	—	—		953,356

Total Revenues	7,242,671	(3,308,021)			3,934,650
Cost of sales	4,446,121	(1,881,593)	305,414	(b)	2,869,942

Gross margin	2,796,550	(1,426,428)	(305,414)		1,064,708
Research and development expenses	3,642,550	(402,923)	(101,869	)(c)	3,137,758
General, administrative and selling expenses	5,577,579	(335,613)	72,104	(d)	5,314,070

Income (loss) from operations	(6,423,579)	(687,892)	(275,649)		(7,387,120)
Other Income	23,738	—	306,924	(e)	330,662

Loss before provision for income taxes	(6,399,841)	(687,892)	31,275		(7,056,458)
Provision for income taxes	1,806,615	—	—		1,806,615

Income (Loss) from continuing operations	$(8,206,456)	$(687,892)	$31,275		$(8,863,073)

PER SHARE INFORMATION
Loss per share from continuing operations– Basic and Diluted*	$(0.46)				$(0.49)
Shares used in computing net loss per share – Basic and Diluted	18,851,317				18,851,317

*Includes the impact of approximately $467,000 of preferred stock dividends.

Andrea Electronics Corporation and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet

December 31, 2002

(Unaudited)

ASSETS	Historical	Pro Forma Adjustments		Pro Forma
CURRENT ASSETS:
Cash and cash equivalents	$3,307,437	$2,500,000	(f)	$5,807,437
Accounts receivable, net of allowance for doubtful accounts of $70,831 and $176,292, respectively	900,024	(487,175	)(f)	412,849
Inventories, net	3,222,757	(1,000,307	)(f)	2,222,450
Note receivable	—	1,301,610	(f)	1,301,610
Prepaid expenses and other current assets	309,705	—		309,705

Total current assets	7,739,923	2,314,128		10,054,051
PROPERTY AND EQUIPMENT, net	543,572	—		543,572
DEFERRED INCOME TAXES	—	—		—
GOODWILL, net	—	—		—
INTANGIBLE ASSETS, net	8,208,638	—		8,208,638
OTHER ASSETS, net	282,582	—		282,582

Total assets	$16,774,715	$2,314,128		$19,088,843

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$1,111,256	$(122,903	)(f)	$988,353
Current portion of long-term debt	21,056	—		21,056
Accrued restructuring charges	364,577	—		364,577
Deferred revenue	1,666,680	—		1,666,680
Other current liabilities	2,444,526	115,000	(g)	2,559,526

Total current liabilities	5,608,095	(7,903)		5,600,192
LONG-TERM DEBT	16,572	—		16,572
DEFERRED REVENUE	2,379,964	—		2,379,964
OTHER LIABILITIES	249,677	—		249,677

Total liabilities	$8,254,308	$(7,903)		$8,246,405

SERIES B REDEEMABLE CONVERTIBLE PREFERRED STOCK, net, $.01 par value; authorized:1,000 shares; issued and outstanding: 66 and 249 shares, respectively; liquidation value: $660,000 and $2,490,000, respectively	645,091	—		645,091
SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK, net, $.01 par value; authorized: 1,500 shares; issued and outstanding: 749 and 750 shares, respectively; liquidation value: $7,491,876 and $7,500,000, respectively	7,381,508	—		7,381,508
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $.01 par value; authorized: 4,997,500 shares; none issued and outstanding	—	—		—
Common stock, $.50 par value; authorized: 70,000,000 shares; issued and outstanding: 21,127,918 and 16,308,968 shares, respectively	10,563,959	—		10,563,959
Additional paid-in capital	54,074,247	—		54,074,247
Deferred stock compensation	(23,099)	—		(23,099)
Accumulated deficit	(64,121,299)	2,322,031	(g)	(61,799,268)

Total shareholders’ equity	493,808	2,322,031		2,815,839

Total liabilities and shareholders’ equity	$16,774,715	$2,314,128		$19,088,843

(footnotes on following page)

(a)	To eliminate the sales and operating costs associated with the Aircraft Communications Products business segment, as if the disposition had occurred at the beginning of the fiscal year ended December 31, 2002.
(b)	To reflect continuing facility costs that the Company will incur after the transaction, which were previously allocated to the Aircraft Communications Products business segment.
(c)	To reflect the following:

Continuing facility costs that the Company will incur after the transaction, which were previously allocated to the Aircraft Communications Products business segment	$(58,112)

Incremental estimated cost reductions expected to occur as a result of the transaction	$159,981

$101,869

(d)	To reflect the following:

Continuing facility costs that the Company will incur after the transaction, which were previously allocated to the Aircraft Communications Products business segment	$(18,777)

Incremental estimated cost reductions expected to occur as a result of the transaction	$53,327

Continuing operating costs which were previously allocated to the Aircraft Communications Products business segment	$(106,654)

$(72,104)

(e)	To reflect facility fee income to be received associated with the transaction.
(f)	To reflect the assets and liabilities sold, and the corresponding cash and notes received.
(g)	To reflect the difference between the sum of the cash and notes received, minus the net assets sold, as if the transaction occurred on December 31 , 2002 (net of estimated transaction expenses of approximately $115,000).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREA ELECTRONICS CORPORATION

Dated: April 25, 2003	By:	/s/ Richard A. Maue
Richard A. Maue Executive Vice President, Chief Financial Officer and Corporate Secretary